                                                                    EXHIBIT 10.1

                   AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

         This Amended and Restated Shareholders Agreement is made as of January 30, 2003 (this "Agreement"), by and among Endurance Specialty Holdings Ltd., a company incorporated under the laws of Bermuda (the "Company"), Endurance Specialty Insurance Ltd., a company incorporated under the laws of Bermuda ("Endurance"), and each of the Shareholders and Warrant Holders listed on Schedule A.

                                    RECITALS

         WHEREAS, the Company, Endurance, the Shareholders and the Warrant Holders entered into that certain Shareholders Agreement, dated as of July 22, 2002 (the "Original Shareholders Agreement"); and

         WHEREAS, under Section 18 of the Original Shareholders Agreement, certain Sections of the Original Shareholders Agreement would automatically continue in full force and effect following a Qualified Public Offering, notwithstanding the provisions in such Section 18 stating that the Original Shareholders Agreement would terminate upon a Qualified Public Offering but that certain Sections thereof would survive such termination; and

         WHEREAS, the parties hereto intend to amend and restate the Original Shareholders Agreement to give effect to the requirements of Section 18 thereof and make such other changes to the Original Shareholders Agreement as are in the parties' mutual interest in connection with an initial public offering of the Company's Shares; and

         WHEREAS, this amendment and restatement of the Original Shareholders Agreement shall be effective immediately prior to the closing of an initial public offering of the Company's Shares (the "Effective Date"), except Section
4.1 hereof, which shall be effective immediately upon the adoption by the Shareholders of the Company's Amended and Restated Bye-laws.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                   AGREEMENT

         1.       DEFINITIONS AND INTERPRETATION.

                  1.1 In this Agreement (including the Schedules), unless the context otherwise requires, the following terms shall have the respective meanings specified or referred to in this Section 1.1:

         "Affiliate" means, with respect to any Person, a Person that directly or indirectly controls, is controlled by or is under common control with such Person. For the purpose of this definition, the term "control" means the power to direct the management of an entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlled" and "controlling" have meanings correlative to the foregoing.

         "Agreement" has the meaning set forth in the first paragraph of this Agreement.

         "Appointed Arbitrator" has the meaning set forth in Section 15.2.

         "Arbitration Demand Notice" has the meaning set forth in Section 15.2.

         "Board" means the Board of Directors of the Company.

         "Business Day" means any day except a Saturday, Sunday or other day on which banks in any of Hamilton, Bermuda, or New York, New York, United States are authorized or obligated by law or executive order to close.

         "Bye-Laws" means the bye-laws of the Company as they may be amended from time to time.

         "Capital Z" means, collectively, Capital Z Financial Services Fund II, L.P., a Bermuda limited partnership, and Capital Z Financial Services Private Fund II, L.P., a Bermuda limited partnership, and their respective successors, together with any Permitted Transferee to which Shares held by any of them shall have been transferred, directly or indirectly.

         "Chairman" has the meaning set forth in Section 15.2.

         "Class A Shares" means Class A shares, par value $1.00 per share, of the Company, which (i) shall have all of the rights of, and shall be treated identically in all respects with, Ordinary Shares (including with respect to dividends and other distributions, whether of cash or other property (including securities), stock splits, subdivisions and combinations, reorganizations, reclassifications, amalgamations, mergers, consolidations, liquidations, distributions or the like or the granting of Share Purchase Rights), except that they shall carry no voting rights other than such voting rights as may be required from time to time by the Companies Acts, the Bye-Laws or this Agreement, and (ii) shall be convertible on a one-for-one basis into Ordinary Shares on the terms and subject to the conditions set forth in Bye-Laws 7 and 8.

         "Code" means the United States Internal Revenue Code of 1986 or any United States federal statute then in effect that has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement United States federal statute.

         "Combined" means, collectively, Combined Specialty Corporation, a Delaware corporation, Combined Insurance Company of America, an Illinois corporation, Combined Specialty Insurance Company, an Illinois corporation, Resource Life Insurance Company, an Illinois corporation, London General Insurance Company Limited, a United Kingdom company, Sterling Life Insurance Company, an Illinois corporation, and Combined Life Assurance Company of Europe Limited, an Irish company, and their respective successors, together with any Permitted Transferee to which Shares held by any of them shall have been transferred, directly or indirectly.

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         "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

         "Companies Acts" means every Bermuda statute from time to time in force concerning companies insofar as the same applies to the Company.

         "Company" has the meaning set forth in the first paragraph of this Agreement.

         "Convertible Securities" means (i) with respect to the Company, evidences of indebtedness, shares (including the Class A Shares (notwithstanding any limitations on conversion thereof)) or other securities that are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, Ordinary Shares, either immediately or upon the occurrence of a specified date or a specified event, and (ii) with respect to a subsidiary of the Company, evidences of indebtedness, capital shares or other securities that are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, ordinary shares of such subsidiary, either immediately or upon the occurrence of a specified date or a specified event.

         "Designating Shareholders" has the meaning set forth in Section 4.1(c).

         "Endurance" has the meaning set forth in the first paragraph to this Agreement.

         "Endurance Board" means the Board of Directors of Endurance.

         "Endurance Bye-Laws" means the bye-laws of Endurance as they may be amended from time to time.

         "Exchange Act" means the United States Securities Exchange Act of 1934.

         "Fully Diluted Basis" means assuming the exercise, conversion or exchange of all Share Purchase Rights, other than unvested Options, at the time outstanding.

         "Nominee" means any Shareholder that, on the date of this Agreement, held all of its Shares as a nominee.

         "Observer" means a person not serving as a director of the Company or Endurance who shall (i) have the right to receive due notice of and to attend and participate in (but not vote at) all meetings of the Board, all meetings of the Endurance Board and all meetings of committees of the Board or the Endurance Board other than their respective Nominating and Corporate Governance Committees, (ii) have the right to receive copies of all documents and other information furnished to directors of the Company or Endurance or to members of committees of the Board or the Endurance Board other than their respective Nominating and Corporate Governance Committees, (iii) have the same rights as any director of the Company to review the books and records of the Company and to make inquiries of and meet with its officers and employees, (iv) have the same rights as any director of Endurance to review the books and records of Endurance and to make inquires of and meet with its officers and employees, (v) have the same rights that a director of the Company or Endurance has pursuant to Bye-Law 102 of the Bye-Laws or Bye-Law 84 of the Endurance Bye-Laws, as the case may be, mutatis mutandis to appoint and remove a person to act as an Observer in the alternative to himself or herself and (vi) be entitled to be indemnified by the Company or Endurance pursuant to Bye-Laws 147 through 153 of the Bye-Laws or Bye-Laws 128 through 134 of the Endurance Bye-Laws, as the case may be, to the same extent mutatis mutandis as if he or she were a director of the Company or Endurance, as the case may be.

         "Options" means options to purchase Shares, including options to purchase Shares that may be granted to certain directors, officers and employees of the Company.

         "Ordinary Shares" means ordinary shares, $1.00 par value, of the Company.

         "Original Shareholders Agreement" has the meaning set forth in the first Recital above.

         "Party" means the Company, Endurance or any Shareholder or Warrant Holder that is a party to this Agreement, as the case may be.

         "Permitted Transferee" means, in the case of any Shareholder, (i) any Affiliate of such Shareholder, (ii) any general or limited partner or member of such Shareholder and any corporation, partnership or other entity that is an Affiliate of such general or limited partner or member, (iii) any managing director, general partner, director, limited partner, member, officer or employee of any Shareholder, any Affiliate of such Shareholder or any Affiliate of any general or limited partner or member of such Shareholder, or any spouse, lineal descendant, sibling, parent, heir, beneficiary under a will or similar instrument, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing Persons described in this clause (iii) or
(iv) any trust the beneficiaries of which, or any corporation, limited liability company or partnership the stockholders, members or general or limited partners of which, include only such Shareholder or any Persons described in clauses (ii) or (iii), their spouses or their lineal descendants. For purposes of this definition of Permitted Transferee only, Aon Corporation and its subsidiaries shall be treated as Affiliates of Combined.

         "Perry" means, collectively, Perry European Fund, L.P., Perry European Fund, Ltd., Perry Partners International, Inc. and Perry Partners, L.P., and their respective successors, together with any Permitted Transferee to which Shares held by any of them shall have been transferred, directly or indirectly.

         "Person" means an individual, partnership, corporation, limited liability company, joint venture, joint stock company, trust, unincorporated organization, government (or an agency or political subdivision thereof) or other entity.

         "Person Related to a Property Casualty Insurer" means a Person that controls or is controlled by a Property Casualty Insurer or is controlled by the same Person that controls such Property Casualty Insurer. For purposes of this definition, "control" means (i) in the case of a corporation, direct or indirect ownership of more than fifty percent (50%) of the voting power of all classes of shares in the share capital of such corporation or more than fifty percent (50%) of the value of the shares in the share capital of such corporation, or (ii) in the case of a partnership, estate, trust or other legal entity, direct or indirect ownership of more than fifty percent (50%) (by value) of the beneficial interests in such partnership, estate or trust.

         "Property Casualty Insurer" means an insurer or reinsurer licensed to write property or casualty insurance or reinsurance.

         "Qualified Public Offering" means an underwritten offering of Shares pursuant to a registration statement that is declared effective under the Securities Act with an aggregate offering price of at least $100 million.

         "Register" means the Register of shareholders of the Company.

         "Securities Act" means the United States Securities Act of 1933.

         "Senior Officer" means a corporate officer having the rank of vice president or above.

         "Shareholder" means (a) any Shareholder (as such term is defined in the Bye-Laws) of the Company who is listed on Exhibit A hereto, and (b) any Warrant Holder, if and to the extent that such Warrant Holder's Warrant is exercisable or, upon the closing of a sale of Shares would become exercisable who is listed on Exhibit A hereto.

         "Share Purchase Rights" means (i) with respect to the Company, any options, warrants or other securities or rights to subscribe to or exercisable for the purchase of Shares or Convertible Securities, whether or not immediately exercisable, and (ii) with respect to a subsidiary of the Company, any options, warrants or other securities or rights to subscribe to or exercisable for the purchase of capital shares of such subsidiary or Convertible Securities, whether or not immediately exercisable.

         "Shares" means any shares in the share capital of the Company.

         "Sponsor" means any of Combined and Capital Z.

         "THL" means, collectively, Thomas H. Lee (Alternative) Fund V, L.P., Thomas H. Lee (Alternative) Parallel Fund V, L.P., Thomas H. Lee (Alternative) Cayman Fund V, L.P., Putnam Investments Holdings, LLC, Putnam Investments Employees' Securities Company I LLC, Putnam Investments Employees' Securities Company II LLC, Thomas H Lee Investors Limited Partnership and State Street Bank and Trust Company, not personally, but solely as Trustee under the 1997 Thomas
H. Lee Nominee Trust, and their respective successors, together with any Permitted Transferee to which Shares held by any of them shall have been transferred, directly or indirectly.

         "TPG" means TPG Endurance Partners (Cayman), L.P. and its successors, together with any Permitted Transferee to which Shares held by it shall have been transferred, directly or indirectly.

         "Transfer" or "Transferred," when used with respect to Shares, includes granting security interests in Shares, pledging Shares, or otherwise transferring or disposing of any interest in Shares.

         "Tribunal" has the meaning set forth in Section 15.1.

         "United States" means the United States of America and dependent territories or any part thereof.

         "Warrant" means a warrant dated as of July 22, 2002, granting to the holder thereof the right to purchase Ordinary Shares and/or Class A Shares from the Company on the terms and subject to the conditions set forth therein.

         "Warrant Holder" means any holder of a Warrant who is listed on Exhibit A hereto.

                  1.2 In this Agreement, unless the context clearly indicates otherwise:

                  (a) words used in the singular include the plural and words in the plural include the singular;

                  (b) reference to any Person includes such Person's successors and assigns, but only if such successors and assigns are permitted by this Agreement;

                  (c)      reference to any gender includes the other gender;

                  (d) the word "including" (and with correlative meaning "include") means "including but not limited to" or "including without limitation";

                  (e) reference to any Section or Schedule means such Section of, or such Schedule to, this Agreement, as the case may be, and reference in any Section or definition to any clause means such clause of such Section or definition;

                  (f) the words "herein," "hereunder," "hereof," "hereto" and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision hereof;

                  (g) reference to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement;

                  (h) reference to any law (including statutes and ordinances) means such law (including all rules and regulations promulgated thereunder) as amended, modified, codified or reenacted, in whole or in part, and in effect at the time of determining compliance or applicability;

                  (i) relative to the determination of any period of time, "from" means "from and including," "to" means "to but excluding" and "through" means "through and including";

                  (j) in the event of any conflict between the provisions of the body of this Agreement and the Schedules hereto, the provisions of the body of this Agreement shall control;

                  (k) all references to "dollars" or "$" shall mean United States Dollars unless otherwise specifically indicated; and

                  (l) the headings of Sections contained in this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of or to affect the meaning or interpretation of this Agreement.

                  1.3 This Agreement was negotiated by the Parties with the benefit of legal representation, and no rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party shall apply to any construction or interpretation hereof. Subject to
Section 12, this Agreement shall be interpreted and construed to the maximum extent possible so as to uphold the enforceability of each of the terms and provisions hereof, it being understood and acknowledged that this Agreement was entered into by the Parties after substantial negotiations and with full awareness by the Parties of the terms and provisions hereof and the consequences thereof.

         2. EFFECTIVE DATE. The Agreement shall be effective on the Effective Date, except Section 4.1 hereof, which shall be effective immediately upon the adoption by the Shareholders of the Company's Amended and Restated Bye-laws.

         3. TRANSFER OF SHARES OR WARRANTS. If during the term of this Agreement any Shareholder or Warrant Holder who is a Party wishes to Transfer any of its Shares or Warrants, respectively, to another Person (a "Transferee") who is not a Party, other than pursuant to an effective registration statement or as permitted by Rule 144 under the Securities Act, such Shareholder or Warrant Holder shall, as a condition of Transfer of the Shares or Warrants, as the case may be, require the Transferee to execute and deliver an agreement in form and substance reasonably satisfactory to the Company agreeing to be bound by all of the provisions hereof.

         4.       BOARD OF DIRECTORS AND BOARD COMMITTEES.

                  4.1 The Shareholders agree that the composition and operation of the Board and committees of the Board shall be as follows during the term of this Agreement:

                  (a) The Board shall maintain a Nominating and Corporate Governance Committee that shall at all times be composed of five (5) directors, one of whom shall be selected by each of Combined, THL and TPG from among the directors then in office. The Board shall also maintain an Underwriting Committee that shall at all times be composed of three (3) directors, one of whom shall be selected by each of THL and TPG from among the directors then in office. The Board shall also maintain an Audit Committee and a Compensation Committee. Each committee of the Board other than the Nominating and Corporate Governance Committee and the Underwriting Committee, shall at all times include at least one member selected by each of Combined, THL, TPG and Capital Z, in each case from among the directors then in office, provided, however, that a majority of the members of each committee shall be persons who are not selected by any Sponsor.

                  (b) The Board shall at all times consist of twelve (12) directors, divided into three (3) classes of four (4) directors each, with the term of office of one class expiring each year. Class I, Class II and Class III directors shall hold office for terms expiring, respectively, at the conclusion of the first, second and third annual general meetings of shareholders that are held after this Section 4.1 becomes effective in accordance with Section 2 hereof.

                  (c) Each of the Shareholders set forth on Schedule B (the "Designating Shareholders") shall be entitled, with respect to each class of director that is set forth opposite that Designating Shareholder's name on Schedule B, to designate, by written notice to the Company, a candidate whom the Nominating and Corporate Governance Committee shall be required to nominate for election as a director at any general meeting of Shareholders at which directors of that class are to be elected.

                  (d) At any general meeting of shareholders at which Class I directors are to be elected, the Nominating and Corporate Governance Committee shall nominate the Chairman and Chief Executive Officer of the Company to serve as a Class I director.

                  (e) The Nominating and Corporate Governance Committee shall not nominate any other candidate in competition with a candidate designated pursuant to Section 4.1(c) or (d).

                  (f) In the event of the death, resignation, removal or incapacity of any director who was originally designated pursuant to this
Section 4.1 (or who became a director by defeating in a contested election a candidate designated pursuant to this Section 4.1), the Board shall elect or appoint a successor director to fill the vacancy; provided, however, that the procedure that was originally followed in Section 4.1(c) or (d), as the case may be, in connection with the designation of (i) the director whose death, resignation, removal or incapacity created the vacancy or (ii) the candidate who was defeated in such contested election, as the case may be, shall be followed mutatis mutandis to designate the candidate whom the Nominating and Corporate Governance Committee shall be required to propose to the Board for its consideration when filling the vacancy.

                  (g) During any period when any Designating Shareholder is a Shareholder but has no person designated pursuant to this Section 4.1 serving as a member of the Board, such Designating Shareholder shall be entitled, by written notice to the Company and Endurance, to designate an Observer and to remove the Observer designated by such Shareholder.

                  (h) The Parties recognize that the Shareholders may not have the requisite voting power to fulfill their obligations under this Section
4.1 in the event that any future public offering of Shares reduces their collective voting power below the levels necessary to give effect to the provisions of this Section 4.1. If the Shareholders' collective voting power is reduced below the level necessary for them to implement the requirements of this
Section 4.1, no Party hereto shall have a claim for breach as a result of the failure to fulfill any obligations under this Section 4.1.

                  4.2 The Shareholders shall not vote to remove any director other than for cause. For purposes hereof, "cause" shall mean such director's (a) willful and continued failure substantially to perform his duties with the Company, (b) willful misconduct that is injurious, monetarily or otherwise, to the Company or any of its subsidiaries, (c) conviction for, or guilty plea to, a felony or a crime involving moral turpitude, (d) abuse of illegal drugs or other controlled substances or habitual intoxication, (e) appointment or election inconsistent with the procedures set forth in Section 4.1, (f) failure to act so as to cause, to the extent permitted by Bermuda law, the Company to be operated as described in Section 4.1 or (g) material breach of
Section 4 of this Agreement by the Designating Shareholder who designated such director. The

Shareholders shall take all action, through direct or indirect means (including through any director designated by a Shareholder) necessary, including by calling any special general meeting of Shareholders and the exercise of their voting rights, so as to cause, to the extent permitted by Bermuda law, the Company to be operated, or to cure any failure of the Company to be operated, as described in Section 4.1, including removing any director for cause where necessary or appropriate to accomplish these ends.

                  4.3 Notwithstanding the provisions of Section 4.1, the right of a Designating Shareholder to designate persons to be nominated as directors, members of Board committees or Observers pursuant to Section 4.1 shall be exercisable only during such periods when such Shareholder owns, on a Fully Diluted Basis, a number of Shares equal to at least twenty-five percent (25%) of the number of Shares that such Shareholder owned, on a Fully Diluted Basis, on the date of this Agreement; provided, however, that for purposes of this Section 4.3, a Designating Shareholder and any of its Affiliates who are also Shareholders shall be treated collectively as one Shareholder.

         5.       CERTIFICATIONS REQUIRED FOR VOTING.

                  5.1 Each Shareholder will make certifications, disclosures, statements or affidavits to the Company with respect to its respective direct and indirect share ownership and status as a Property Casualty Insurer or Person Related to a Property Casualty Insurer.

                  5.2 In preparing such certifications, disclosures, statements or affidavits, each Shareholder will exercise due care and conduct a reasonable investigation before submitting them to the Company.

                  5.3 In the event that a Qualified Public Offering shall have occurred, the Board shall have the right, by a vote of sixty-six and two-thirds percent (66-2/3%) of the directors then in office, to waive or amend the certification requirements imposed upon Shareholders by this Section 5.

         6.       NON-SOLICITATION.

                  6.1 Each Shareholder (other than a Nominee) agrees that following the date of this Agreement and until the date which is five (5) years after the date of the Original Shareholders Agreement (or, if earlier, the termination of this Agreement), without obtaining the prior written consent of the Company, neither it nor any of its majority-owned subsidiaries will solicit for employment any Senior Officer of the Company or any of its majority-owned subsidiaries so long as such individual is a Senior Officer of the Company or any of its majority-owned subsidiaries at the time of such solicitation; provided, however, that general solicitations of employment not specifically directed toward individual employees shall not be prohibited by this Section 6.1.

                  6.2 The Company agrees that following the date of this Agreement and until the date which is five (5) years after the date of this Agreement (or, if earlier, the termination of this Agreement), without obtaining the prior written consent of the applicable Shareholder, neither it nor any of its majority-owned subsidiaries will solicit for employment any Senior Officer of any Shareholder (other than a Nominee) or any of such Shareholder's majority-owned subsidiaries so long as such individual is a Senior Officer of such Shareholder or any of its majority-owned subsidiaries at the time of such solicitation; provided, however, that general solicitations of employment not specifically directed toward individual employees shall not be prohibited by this Section 6.2.

         7. AFFILIATE TRANSACTIONS. The Company and its subsidiaries shall not engage in any transaction with a Sponsor or Affiliate of a Sponsor unless such transaction is (i) entered into on arm's length terms and (ii) approved by a majority of directors of the Company, excluding any directors of the Company who are directors, officers or employees of such Sponsor or any of its Affiliates; provided, however, that approval pursuant to the foregoing clause
(ii) shall not be required with respect to any insurance or reinsurance brokerage transaction between the Company (or any of its subsidiaries) and any Sponsor (or Affiliate of a Sponsor) so long as such transaction is made in the ordinary course of business.

         8. TERM. Each of the provisions of this Agreement (other than Sections 9 to 17 (and any applicable definitions)) shall terminate upon the first to occur of (a) an agreement to terminate this Agreement executed by the Company and by Shareholders and/or Warrant Holders who own, on a Fully Diluted Basis, at least seventy-five percent (75%) of the aggregate number of Shares owned, on a Fully Diluted Basis, by all Shareholders and Warrant Holders who are Parties at the time, or (b) the liquidation or dissolution of the Company; provided, however, that the provisions of Sections 9 to 17 (and any applicable definitions) shall survive any termination pursuant this Section 8.

         9. AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of (a) the Company and (b) Shareholders and/or Warrant Holders who own, on a Fully Diluted Basis, at least sixty-six and two-thirds percent (66-2/3%) of the aggregate number of Shares owned, on a Fully Diluted Basis, by all Shareholders and Warrant Holders who are Parties at the time; provided, that no such amendment or waiver can be effected without the prior written consent of all Shareholders and Warrant Holders who are Parties at the time if such amendment or waiver would (i) rescind, alter, amend or waive any provision of this Section 9, (ii) provide a benefit to consenting Shareholders and/or Warrant Holders not shared on a proportionate basis with all Shareholders and/or Warrant Holders or (iii) operate to the detriment of the Shareholders and/or Warrant Holders that do not consent thereto relative to the Shareholders and/or Warrant Holders that consent.

         10. NOTICES. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given (a) when delivered personally, (b) if transmitted by facsimile, when confirmation of transmission is received, (c) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third Business Day after mailing or
(d) if sent by reputable overnight courier service, when received; and shall be addressed as follows:

To the Company:                          with a copy to:

Endurance Specialty Holdings Ltd.        Endurance Specialty Holdings Ltd.
Cedar House                              Crown House
41 Cedar Avenue                          4 Par-la-Ville Road
Hamilton HM 12, Bermuda                  Hamilton HM 08, Bermuda
Attention:  The Secretary                Attention:  Chief Executive
Facsimile:  (441) 292-8666                           Officer/President
                                         Facsimile:  (441) 278-0401

                                         And

                                         Skadden, Arps Slate, Meagher & Flom LLP
                                         4 Times Square
                                         New York, NY 10036
                                         Attention:  Robert J. Sullivan, Esq.
                                         Facsimile:  (212) 735-2000

To Endurance:                            with a copy to:

Endurance Specialty Insurance Ltd.       Endurance Specialty Insurance Ltd.
Cedar House                              Crown House
41 Cedar Avenue                          4 Par-la-Ville Road
Hamilton HM 12, Bermuda                  Hamilton HM 08, Bermuda
Attention:  The Secretary                Attention:  Chief Executive
Facsimile:  (441) 292-8666                           Officer/President
                                         Facsimile:  (441) 278-0401

                                         And

                                         Skadden, Arps Slate, Meagher & Flom LLP
                                         4 Times Square
                                         New York, NY 10036
                                         Attention:  Robert J. Sullivan, Esq.
                                         Facsimile:  (212) 735-2000

To the Shareholders:

at their respective addresses set forth
on Schedule A attached hereto, or such other address as the Shareholder shall have furnished to the Company in writing.

To the Warrant Holders:

at their respective addresses set forth
in Section 7.10(a) of the applicable Warrants, or such other address as the Warrant Holder shall have furnished to the Company in writing.

         11. ENTIRE AGREEMENT. This Agreement (including the Schedules) constitutes the entire agreement and understanding among the Parties and their respective Affiliates with respect to the subject matter contained herein or therein, and supersede all prior agreements, negotiations, discussions, understandings, term sheets, offering memorandums or letters of intent between or among any of the Parties with respect to such subject matter. Each Party agrees that the Original Shareholders Agreement is hereby terminated and of no further force or effect.

         12. SEVERABILITY. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

         13. ASSIGNMENT; SUCCESSORS AND ASSIGNS. Neither this Agreement nor any of the rights and obligations of any Party hereunder may be assigned, delegated or otherwise transferred by such Party without the prior written consent of the Company. No such assignment, delegation or other transfer shall relieve the assignor of any of its obligations or liabilities hereunder. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.

         14. NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any third Person, other than the Parties and their respective successors and assigns permitted by Section 13, any right, remedy or claim under or by reason of this Agreement.

         15.      ARBITRATION.

                  15.1 Except as otherwise expressly set forth herein, each Party agrees that all disputes arising out of, related to or in connection with this Agreement or any of the transactions contemplated hereby, including any question regarding this Agreement's formation, existence, validity or termination, and whether arising during or after the period of the Agreement, shall be referred to, and finally resolved by, arbitration in the manner set out herein. Each Party hereby irrevocably waives any right to trial in any court that otherwise would have jurisdiction over any dispute set forth in the foregoing sentence. The place of the arbitration proceedings shall be Bermuda and the arbitration tribunal (the "Tribunal") shall apply the laws of Bermuda as the proper law of this Agreement.

                  15.2 In the event that any Party shall deliver a written demand for arbitration (the "Arbitration Demand Notice") to another Party with respect to any such dispute, such Parties shall attempt in good faith to agree upon one arbitrator to resolve such dispute. If, within thirty days of delivery of the Arbitration Demand Notice, such Parties are unable to agree upon a single arbitrator, each such Party shall, within ten days, appoint an arbitrator. The arbitrators so appointed (the "Appointed Arbitrators") shall promptly (and in any event within ten days) appoint a third arbitrator to the Tribunal (the "Chairman"). If the Appointed Arbitrators are unable to agree upon the Chairman within such ten-day period, the Appointed Arbitrators may apply to the Appointer (as defined below) for the appointment of the Chairman. The Appointer shall be the President of the Chartered Institute of Arbitrators Bermuda Branch.

                  15.3 Unless the Parties to an arbitration proceeding otherwise agree, each arbitrator shall be impartial and either (i) an attorney with at least ten years admission to the bar with specialist knowledge of the insurance and reinsurance industry or (ii) an insurance and reinsurance industry professional with at least ten years relevant work experience. Any objection to the qualifications of any arbitrator, if any, must be made within ten days of notice of the nomination or appointment of such arbitrator.

                  15.4 The Tribunal shall decide by majority. If no majority can be reached, the verdict of the Chairman shall prevail. The Tribunal shall have power to fix all procedural rules for the holding of the arbitration, including discretionary power to make orders as to matters such as pleadings, discovery, examination of witnesses and any other matter whatsoever relating to the conduct of the arbitration, and may receive and act on such evidence as it shall in its sole discretion deem proper. All costs and expenses of the arbitration shall be at the discretion of the Tribunal, which may direct to and by whom and in what manner such costs and expenses shall be paid. The award of the Tribunal shall be in writing, shall state reasons for the award and shall be final and binding upon the parties to such arbitration. Judgment on the award may be entered by any court having jurisdiction thereof or having jurisdiction over the parties thereto or their assets.

                  15.5 Solely for the purposes of Sections 15.2, in the event of a dispute primarily between the Company and more than one other Party (rather than among such other Parties), all Parties other than the Company shall collectively constitute one "Party" and not several Parties.

         16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the substantive laws of Bermuda, without regard to its conflicts of laws doctrine.

         17. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and shall become binding when one or more counterparts have been signed by and delivered to each of the Parties.

         18.      RELATIONSHIP TO BYE-LAWS.

                  18.1 If there is any conflict between the provisions of this Agreement and the Bye-Laws or the Endurance Bye-Laws, the provisions of this Agreement shall prevail, except to the extent that they or any of them are inconsistent with the requirements of the Companies Acts or Bermuda law generally.

                  18.2 On receipt of a written request from any Party, the Company, the Board and the Shareholders shall take all necessary steps to amend any provision of the Bye-Laws or the Endurance Bye-Laws that is inconsistent with this Agreement, to the extent practicable and consistent with the Companies Act and Bermuda law generally, in order to effectuate the terms and intentions of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Parties have caused this Amended and Restated Shareholders Agreement to be executed the day and year first above written.

                                  ENDURANCE SPECIALTY
                                  HOLDINGS LTD.

                                  By: /s/ Kenneth J. LeStrange
                                      ____________________________
                                      Name:  Kenneth J. LeStrange
                                      Title: Chief Executive Officer

                                  ENDURANCE SPECIALTY
                                  INSURANCE LTD.

                                  By: /s/ Kenneth J. LeStrange
                                      ____________________________
                                      Name:  Kenneth J. LeStrange
                                      Title: Chief Executive Officer

                                  SHAREHOLDERS
                                  AND WARRANT HOLDERS

                                  By:  /s/ Kenneth J. LeStrange
                                       ____________________________
                                      Name:  Kenneth J. LeStrange
                                      Title: Attorney-in-Fact on behalf of the
                                             Persons listed on Schedule A hereto

                                 SIGNATURE PAGE
                                     TO THE
                             SHAREHOLDERS AGREEMENT

                                   SCHEDULE A

--------------------------------------------------------------------------------

             NAMES AND ADDRESSES OF SHAREHOLDERS AND WARRANT HOLDERS

--------------------------------------------------------------------------------

Aon Pension Plan
c/o Aon Corporation
200 East Randolph Street
Chicago, IL 60601
Attention:  Jerome Hanner

--------------------------------------------------------------------------------

Capital Z Financial Services Fund II, L.P.
54 Thompson Street
New York, NY 10012
Attention: David Spuria

--------------------------------------------------------------------------------

Capital Z Financial Services Private Fund II, L.P.
54 Thompson Street
New York, NY 10012
Attention: David Spuria

--------------------------------------------------------------------------------

Capital Z Investments, LLC
54 Thompson Street
New York, NY 10012
Attention:  David Spuria

--------------------------------------------------------------------------------

CCG Associates-Al, LLC
One Embarcadero Center
33rd Floor
San Francisco, CA 94111
Attention:  Sue Breedlove sbreedlove@goldengatecap.com

--------------------------------------------------------------------------------

CCG Associates-QP, LLC
One Embarcadero Center
33rd Floor
San Francisco, CA 94111
Attention:  Sue Breedlove sbreedlove@goldengatecap.com

--------------------------------------------------------------------------------

CCG GP Fund, LLC
One Embarcadero Center
33rd Floor
San Francisco, CA 94111
Attention:  Sue Breedlove sbreedlove@goldengatecap.com

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             NAMES AND ADDRESSES OF SHAREHOLDERS AND WARRANT HOLDERS

--------------------------------------------------------------------------------

CCG Investment Fund-Al, LP
One Embarcadero Center
33rd Floor
San Francisco, CA 94111
Attention:  Sue Breedlove sbreedlove@goldengatecap.com

--------------------------------------------------------------------------------

CCG Investments BVI, LP
One Embarcadero Center
33rd Floor
San Francisco, CA 94111
Attention:  Sue Breedlove
sbreedlove@goldengatecap.com

--------------------------------------------------------------------------------

Combined Insurance Company of America
200 East Randolph Street
Chicago, Illinois 60601
Attention:  Jerome Hanner

--------------------------------------------------------------------------------

Combined Life Assurance Company of Europe Limited
Merrion House
Merrion Road
Dublin 4, Ireland

--------------------------------------------------------------------------------

Combined Specialty Insurance Company
200 East Randolph Street
Chicago, Illinois 60601
Attention:  Jerome Hanner

--------------------------------------------------------------------------------

DeFelice, Anthony
8 Orchard Land
Lebanon, New Jersey 08833

--------------------------------------------------------------------------------

DLJ Growth Capital Overseas Partners, C.V.
c/o DLJ Growth Capital Inc.
11 Madison Avenue
16th Floor
New York, New York 10010

--------------------------------------------------------------------------------

Dunn, Noel
c/o Aon Corporation
200 East Randolph Street
Chicago, IL 60601

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             NAMES AND ADDRESSES OF SHAREHOLDERS AND WARRANT HOLDERS

--------------------------------------------------------------------------------

First Plaza Group Trust
c/o General Motors Asset Management
767 Fifth Avenue
New York, NY 10153

--------------------------------------------------------------------------------

Fred L. Turner Trust
1570 Woodvale
Deerfield, IL 60015
(T) 847/945-1706

--------------------------------------------------------------------------------

GCP Plan Investors L.P.
11 Madison Avenue
16th Floor
New, NY 10010

--------------------------------------------------------------------------------

GM Capital Partners I, L.P.
c/o General Motors Asset Management
767 Fifth Avenue
New York, NY 10153

--------------------------------------------------------------------------------

Jannotta, Edgar D.
c/o William Blair & Company, L.L.C.
222 West Adams Street
34th Floor
Chicago, IL 60606

--------------------------------------------------------------------------------

Kiphart, Richard
c/o William Blair & Company, L.L.C.
222 West Adams Street
34th Floor
Chicago, IL 60606

--------------------------------------------------------------------------------

Knight, Lester B.
c/o RoundTable Healthcare Partners
272 East Deerpath Road, Suite 350
Lake Forest, IL 60045

--------------------------------------------------------------------------------

LeStrange, Kenneth J.
c/o Endurance Specialty Insurance Ltd.
kenneth_lestrange@aon.com
Ken.LeStrange@EnduranceBermuda.com

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             NAMES AND ADDRESSES OF SHAREHOLDERS AND WARRANT HOLDERS

--------------------------------------------------------------------------------

London General Insurance Company Limited
Combined House                                       200 East Randolph Street
15 Wheatfield Way                                    Chicago, IL 60601
Kingston-Upon-Thames
Surrey KT1 2PQ
United Kingdom

--------------------------------------------------------------------------------

LY-Endurance, LLC
c/o Lightyear Capital
51 West 52nd Street
23rd Floor
New York, NY 10019
Attention: William J. Takeuchi
wtakeuchi@lycap.com

--------------------------------------------------------------------------------

McKenna, Andrew J.
Chairman
Schwarz
8338 Austin Avenue
Morton Grove, IL 60053

--------------------------------------------------------------------------------

Metro Center Investment Pte Ltd.
255 Shoreline Drive
Suite 600
Redwood City, CA 94065
Attention: Brett Fisher (Director)
brettfisher@gic.com.sg

--------------------------------------------------------------------------------

MLL Investments LLC
2115 Linwood Avenue
Suite 110
Fort Lee, NJ 07024
Attention: William Mack

--------------------------------------------------------------------------------

Perkins, Donald S.
969 Hill Road
Winnetka, IL 60093

--------------------------------------------------------------------------------

Perry European Fund, L.P.
599 Lexington Avenue
New York, NY 10022

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             NAMES AND ADDRESSES OF SHAREHOLDERS AND WARRANT HOLDERS

--------------------------------------------------------------------------------

Perry European Fund, Ltd.
c/o CITCO Fund Services
Corporate Center
West Bay Road
P.O. Box 31106 SMB
Grand Cayman, Cayman Islands

--------------------------------------------------------------------------------

Perry Partners International, Inc.
c/o CITCO Fund Services
Corporate Center
West Bay Road
P.O. Box 31106 SMB
Grand Cayman, Cayman Islands

--------------------------------------------------------------------------------

Perry Partners, L.P.
599 Lexington Avenue
New York, NY 10022

--------------------------------------------------------------------------------

Putnam Investments Employees' Securities Company I LLC
One Post Office Square
Boston, MA 02109

--------------------------------------------------------------------------------

Putnam Investments Employees' Securities Company II LLC
One Post Office Square
Boston, MA 02109

--------------------------------------------------------------------------------

Putnam Investments Holdings, LLC
One Post Office Square
Boston, MA 02109

--------------------------------------------------------------------------------

Ravin, Richard
815 Croftridge Land
Highland Park, IL 60035

--------------------------------------------------------------------------------

Reservoir Capital Master Fund, L.P.
650 Madison Avenue
26th Floor
New York, NY 10022
Attention: Josh Paulson
jpaulson@reservoircap.com

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             NAMES AND ADDRESSES OF SHAREHOLDERS AND WARRANT HOLDERS

--------------------------------------------------------------------------------

Reservoir Capital Partners, L.P.
650 Madison Avenue
26th Floor
New York, NY 10022
Attention: Josh Paulson
jpaulson@reservoircap.com

--------------------------------------------------------------------------------

Resource Life Insurance Company
200 East Randolph Street
Chicago, Illinois 60601
Attention:  Jerome Hanner

--------------------------------------------------------------------------------

Richard C. Notebaert 1998 Trust
c/o Richard C. Notebaert
Tellabs, Inc.
One Tellabs Center
1415 W. Diehl Road
Naperville, IL 60563

--------------------------------------------------------------------------------

Ryan, Patrick G. Jr.
c/o Ryan Enterprises Group, LLC
200 East Randolph Street
19th Floor
Chicago, IL 60601

--------------------------------------------------------------------------------

Ryan, Robert J.W.
c/o Ryan Enterprises Group, LLC
200 East Randolph Street
19th Floor
Chicago, IL 60601

--------------------------------------------------------------------------------

Schultz, Paul T.
c/o Aon Corporation
200 East Randolph Street
Chicago, IL 60601

--------------------------------------------------------------------------------

Services Financiers CDPQ Inc.
1981 McGill College Avenue, 3rd Floor
Montreal, Quebec H3A 3C7
Canada

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             NAMES AND ADDRESSES OF SHAREHOLDERS AND WARRANT HOLDERS

--------------------------------------------------------------------------------

Shirley W. Ryan Living Trust, dated July 10, 2001
c/o Ryan Enterprises Group, LLC
150 North Michigan Avenue
Suite 2100
Chicago, IL 60601

--------------------------------------------------------------------------------

SIRRAH Associates Limited Partnership
c/o J. Ira Harris
P.O. Box 50401
Henderson, Nevada 89016

--------------------------------------------------------------------------------

State Street Bank and Trust Company, not personally, but solely as Trustee under the 1997
Thomas H. Lee Nominee Trust
75 State Street
Boston, MA 02109

--------------------------------------------------------------------------------

Sterling Life Insurance Company
200 East Randolph Street
Chicago, Illinois 60601
Attention:  Jerome Hanner

--------------------------------------------------------------------------------

Teachers Insurance & Annuities Association of America
730 3rd Avenue
New York, NY 10017
Attention: Shelly Zoler
szoler@tiaa-cref.org

--------------------------------------------------------------------------------

The Corbett M.W. Ryan Living Trust dated July 13, 2001
c/o Ryan Enterprises Group, LLC
200 East Randolph Street
19th Floor
Chicago, IL 60601

--------------------------------------------------------------------------------

Thomas H. Lee (Alternative) Cayman Fund V, L.P.
Walkers
Walkers House
Mary Street
P.O. Box 256GT
George Town, Grand Cayman
Cayman Islands

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             NAMES AND ADDRESSES OF SHAREHOLDERS AND WARRANT HOLDERS

--------------------------------------------------------------------------------

Thomas H. Lee (Alternative) Fund V, L.P.
Walkers
Walkers House
Mary Street
P.O. Box 256GT
George Town, Grand Cayman
Cayman Islands

--------------------------------------------------------------------------------

Thomas H. Lee (Alternative) Parallel Fund V, L.P.
Walkers
Walkers House
Mary Street
P.O. Box 256GT
George Town, Grand Cayman
Cayman Islands

--------------------------------------------------------------------------------

Thomas H. Lee Investors Limited Partnership
75 State Street
Boston, MA 02109

--------------------------------------------------------------------------------

TPG Dutch Parallel III, C.V.
301 Commerce Street
Suite 3300
Fort Worth, TX 76102

--------------------------------------------------------------------------------

TPG Endurance Investments (Cayman), L.P.
301 Commerce Street
Suite 3300
Fort Worth, TX 76102

--------------------------------------------------------------------------------

TPG Endurance Partners (Cayman), L.P.
301 Commerce Street
Suite 3300
Fort Worth, TX 76102

--------------------------------------------------------------------------------

                      SCHEDULE B - DESIGNATING SHAREHOLDERS

                                               CLASS OF DIRECTOR
        NAME OF                        FOR WHICH DESIGNATING SHAREHOLDER
DESIGNATING SHAREHOLDER                IS ENTITLED TO DESIGNATE A NOMINEE
-----------------------                ----------------------------------
       Combined*                                       I
         THL*                                          I
         TPG*                                          I

  GM Capital Partners I, L.P.                         II
Metro Center Investment Pte Ltd                       II
       LY Endurance, LLC                              II

      Capital Z*                                      III
       Combined*                                      III
        Perry*                                        III

 *As defined in Section 1.1 of this Agreement.